INDEX TO EXHIBITS

         The following are filed as part of this registration statement.

    EXHIBIT NUMBER              DESCRIPTION OF DOCUMENT

        4.1 Composite Certificate of Incorporation of the Company, as amended through July 7, 1997 (incorporated reference to Exhibit 3.1(d) of the Company's quarterly report on Form 10-Q for the three months ended March 31, 1998, File No. 0-27150).

        4.1(a) Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit
                            3.1 to the Company's registration statement on Form S-1, Registration No. 333-22297).

        4.1(b) Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1(b) to the Company's registration statement on Form S-8, Registration No. 333-45571).

        4.2 By-laws of the Company, as Amended through January 30, 1998 (incorporated by reference to Exhibit 3.2 to the Company's annual report on Form 10-K for 1997, File No. 0-27150).

        4.3 Certificate of Designations (incorporated by reference to Exhibit 4.1(b) to the Company's registration statement on Form S-8, Registration No. 333-45571).

        4.4 PathoGenesis Corporation Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company's proxy statement dated April 20, 1998, File No. 0-27150).

        4.5 Rights Agreement, dated as of June 26, 1997, between the Company and Harris Trust and Savings Bank as Rights Agent (incorporated by reference to Exhibit No. 1 to the Company's registration statement on Form 8-A, File No. 0-27150).

        4.5(a) First Amendment, dated as of March 8, 1998, to Rights Agreement between the Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 4.1(bb) to the Company's annual report on Form 10-K for 1997, file No. 0-27150).

        5                   Opinion of Bell, Boyd & Lloyd.

        23.1                Consent of KPMG Peat Marwick LLP.

        23.2                Consent of Bell, Boyd & Lloyd (included in
                            Exhibit 5).

        24                  Original Powers of Attorney authorizing
                            Wilbur H. Gantz or Alan R. Meyer to execute this registration statement.